Exhibit 24.3.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2018.

/s/ Terry Bassham
Terry Bassham

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2018.

/s/ Mark A. Ruelle
Mark A. Ruelle

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2018.

/s/ Mollie H. Carter
Mollie H. Carter

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of October, 2018.

/s/ Charles Q. Chandler, IV
Charles Q. Chandler, IV

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of October, 2018.

/s/ Gary D. Forsee
Gary D. Forsee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2018.

/s/ Scott D. Grimes
Scott D. Grimes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2018.

/s/ Richard L. Hawley
Richard L. Hawley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2018.

/s/ Thomas D. Hyde
Thomas D. Hyde

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of October, 2018.

/s/ B. Anthony Isaac
B. Anthony Isaac

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2018.

/s/ Sandra A.J. Lawrence
Sandra A.J. Lawrence

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2018.

/s/ Ann D. Murtlow
Ann D. Murtlow

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2018.

/s/ Sandra J. Price
Sandra J. Price

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2018.

/s/ John J. Sherman
John J. Sherman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 2018.

/s/ S. Carl Soderstrom, Jr.
S. Carl Soderstrom, Jr.